Munder International Bond Fund

Class A, B, C, K & Y Shares

Supplement Dated January 31, 2007

to Prospectus Dated October 31, 2006

Investors are advised that the disclosure on page 24 of the Prospectus under the heading “Portfolio Management Team” is hereby deleted in the entirety and replaced with the following:

PORTFOLIO MANAGEMENT TEAM

A team of professionals employed by MCM makes investment decisions for the Fund. The team consists of Peter G. Root, James R. Kelts and Sharon E. Fayolle. Mr. Root is the lead portfolio manager and makes final investment decisions for the Fund.

Peter G. Root, Managing Director, Chief Investment Officer, Fixed Income has been a member of the Fund’s portfolio management team since January 2007. Mr. Root oversees MCM’s fixed income area, directing fixed income strategy, managing institutional portfolios, and trading securities. He also co-manages the Munder Bond Fund and the Munder Intermediate Bond Fund. Mr. Root joined MCM in 1991 as a fixed income portfolio manager, and has been actively managing portfolios and working with clients since that time.

James R. Kelts, CFA, Fixed Income Trader has been a member of the Fund’s portfolio management team since January 2007. Mr. Kelts has been trading government and agency bonds and managing fixed income portfolios for MCM since April 2006. He joined MCM in December of 2003 as a Compliance Analyst. As a Compliance Analyst, he monitored and reviewed investment restrictions for fixed income accounts. Prior to joining MCM, Mr. Kelts worked as an Operations Analyst at Comerica Bank from November 2001 to December 2003.

Sharon E. Fayolle, Managing Director, Cash Management, has been a member of the Fund’s portfolio management team since joining MCM in 1996. Ms. Fayolle also oversees the management of cash and short-term fixed income portfolios and money market funds, as well as the trading of money market securities.

Additional information about the compensation of members of the portfolio management team, other accounts managed by these individuals, and their ownership of securities in the Fund is available in the Fund’s Statement of Additional Information.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE